UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

MasterCraft Boat Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37502	06-1571747
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cherokee Cove Drive
Vonore, Tennessee	37885
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 423 884-2221

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MCFT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 15, 2026, MasterCraft Boat Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) with the U.S. Securities and Exchange Commission to report, among other things, under Item 2.01 thereof the completion of the acquisition of Marine Products Corporation (“Marine Products”) pursuant to the Agreement and Plan of Merger, dated as of February 5, 2026 (the “Merger Agreement”).

We are amending the Initial 8-K to include the historical financial statements of Marine Products and our unaudited pro forma condensed combined financial information giving effect to the acquisition.

The pro forma financial information included in this report has been presented for informational purposes only. It does not purport to represent the actual results of operations that we and Marine Products would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Marine Products as of December 31, 2025 and 2024 and for each of the three years ended December 31, 2025, 2024 and 2023 are filed with this Current Report on Form 8-K/A as Exhibit 99.1 and the unaudited consolidated financial statements of Marine Products as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 as Exhibit 99.2 and incorporated herein.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet as of March 29, 2026 and the unaudited pro forma condensed combined statement of operations for the nine months ended March 29, 2026 and the year ended June 30, 2025 are filed with this Current Report on Form 8-K/A as Exhibit 99.3 and incorporated herein.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

23.1	Consent of Grant Thornton LLP

99.1	Audited financial statements of Marine Products as of December 31, 2025 and 2024 and for each of the fiscal years ended December 31, 2025, 2024 and 2023 (incorporated by reference to Marine Products’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025).

99.2	Unaudited consolidated financial statements of Marine Products as of March 31, 2026 and for the three months ended March 31, 2026 and 2025 (incorporated by reference to Marine Products’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2026).

99.3	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 29, 2026 and the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended March 29, 2026 and the year ended June 30, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

MASTERCRAFT BOAT HOLDINGS, INC.

Date: June 12, 2026	By:	/s/ W. SCOTT KENT
W. Scott Kent
Chief Financial Officer